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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2003


                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Virginia                   1-8940                 13-3260245
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)              File Number)          Identification No.)


   120 Park Avenue, New York, New York                                10017-5592
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (917) 663-4000


                          PHILIP MORRIS COMPANIES INC.
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On January 27, 2003, Philip Morris Companies Inc. changed its name to "Altria Group, Inc." The "MO" New York Stock Exchange ticker symbol remains the same.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 29, 2003


                                  ALTRIA GROUP, INC.



                                  By: /s/ G. PENN HOLSENBECK
                                     ------------------------------------------
                                     Name:  G. Penn Holsenbeck
                                     Title: Vice President, Associate General
                                            Counsel and Corporate Secretary


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